Exhibit 99.1

LETTER FROM PREVIOUS INDEPENDENT ACCOUNTANTS

Tuesday, February 22, 2005

FLOTEK INDUSTRIES, INC.

7030 Empire Central Drive, Houston, Texas 77040

TRADING SYMBOL: OTCBB:FLTK

For more information contact: Rosalie Melia
Tel: 713-849-9911    Fax: 713-466-8386
rmelia@flotekind.com